Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Defined Wealth Shield ETF

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated July 1, 2021

December 23, 2021

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately three months. The Fund also seeks to provide investors that hold Fund shares with a buffer (the “Buffer”) against SPDR® S&P 500® ETF Trust losses during the outcome period. The current outcome period will end on December 31, 2021, and the Fund will commence a new outcome period that will begin on January 1, 2022 and end on March 31, 2022. The Fund’s new Cap and Buffer will not be determined until the start of the new outcome period on January 1, 2022. As of December 22, 2021, the expected range of the Fund’s Cap and the estimated Buffer are as set forth below.

Fund Name	Ticker	Estimated Cap Range	Estimated Buffer
Innovator Defined Wealth Shield ETF	BALT	1.00% – 1.83% (0.82% – 1.65% after taking into account the Fund’s unitary management fee)	20.00% (19.82% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference